UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2005

Heritage Commerce Corp
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Almaden Boulevard
San Jose, California    95113
(Address of principal executive offices including zip code)

(408) 947-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review

On March 15, 2005, Heritage Commerce Corp issued a press release announcing that management and the Board of Directors concluded that the Company's financial statements for the years ended December 31, 2002, December 31, 2003, and the first three quarters in 2004 ending March 31, June 30 and September 30, should no longer be relied upon and should be restated as a result of accounting errors. The Company will restate those financial statements. The Company will restate its 2002 and 2003 annual financial statements that will be included in its Annual Report on Form 10-K for the year ended December 31, 2004, however these restatements are not considered by management to be material. The Company will amend its Form 10-Q for each of the first three quarters of 2004. The restatement of the financial statements for the first three quarters of 2004 will not materially impact the Company's previously announced income for 2004.

Restatement of previously issued financial statements to reflect the correction of error is a strong indicator of the existence of a material weakness in internal control over financial reporting as defined in the Public Company Accounting Oversight Board's Auditing Standard No. 2, "An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements." In light of the determination that previously issued financial statements should be restated, management concluded that a material weakness existed in the Company's internal control over financial reporting and disclosed this matter to the Audit Committee and the Company's independent registered public accounting firm.

On March 15, 2005, management and the Audit Committee discussed the above-referenced accounting errors with the Board of Directors who concurred with management's assessment that the Company's previously issued audited consolidated financial statements for the years 2002 and 2003 and the unaudited interim financial statements for the quarters ended March 31, June 30 and September 30 in 2004 should be restated. This conclusion was also discussed with the Company's independent registered public accounting firm.

Because the Company's Annual Report on Form 10K for the year ended December 31, 2004 is due on March 16, 2005, the Company's Board of Directors approved the filing of a Form 12b-25 with the Securities and Exchange Commission for a fifteen day extension on the due date of the Form 10K in order to give management time to incorporate the correct accounting and to give the Audit Committee and the Board time to review the filing.

A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(C) Exhibits

99.1 Press Release dated March 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2005	Heritage Commerce Corp
By: /s/ Lawrence D. McGovern Name: Lawrence D. McGovern Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release dated March 15, 2005. also provided in PDF format as a courtesy.